Amedisys First Quarter 2021 Earnings Call Supplemental Slides April 29th, 2021 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus

Strategic areas of focus and progress made during Q1'21

1 Organic Growth

- **Home Health***: Total same store admissions +5%, Total same store volume +6%
- **Hospice**: Admissions +5%
- **Personal Care**: Billable hours / quarter -19% driven by impact of COVID-19. Personal Care Network drove ~$1.2 revenue to Home Health and Hospice via care coordination

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Current total voluntary turnover ~15.9%
- Focus on reduction of clinical turnover with emphasis on "early exits"

3 Clinical Initiatives

- Quality: Amedisys Oct'20 release STARS score of 4.33 (SHP: 4.5 STARS)
- 99% of care centers at 4+ Stars based on internal calculation
- 44 Amedisys care centers rated at 5 Stars in the Oct'20 Release
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.6% (vs. 45.2% in 1Q'20)
  - Current PTA Ratio: 52.5% (vs. 46.6% in 1Q'20)

5 M&A

- Announced the signing of a definitive agreement to acquire a CON license for Home Health access in Randolph County, NC
- Innovative SNF@Home pilot to launch with Sound Physicians in mid-May
- Active and full pipeline

6 Regulatory

- 2021 Final Home Health industry rule net +1.9% increase
  - No-Pay RAP effective 1/1/21
- 2021 Final Hospice industry rule net +2.4% increase (effective 10/1/20)
- 2022 Proposed Hospice industry rule net +2.3% increase (effective 10/1/21)

Note: Home Health same store volume is defined as admissions plus recertifications

3

Highlights and Summary Financial Results (Adjusted): 1Q 2021[1]

Home Health total same store volume +6%, total same store admissions +5%; Hospice same store admissions +5%

1Q'21 — Amedisys Consolidated

- Revenue Growth: +9%
- EBITDA: $79M (+47%)
- EBITDA Margin: 14.6% (+380 bps)
- EPS: $1.54 (+47%)

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1Q'21 — Balance Sheet & Cash Flow

- Net debt: $221.9M
- Net Leverage ratio: 0.7x
- CFFO: $54.0M
- Free cash flow [4]: $49.7M
- DSO: 43.9 (vs. Q4'20 of 40.2)
- Revolver availability: $440.3M

1Q'21 — Home Health

Same Store [2][3]:
- Total Volume: +6%
- Total Admissions: +5%

Other Statistics:
- Revenue per Episode[6]: $2,931 (+7.2%)
- Total Cost per Visit: $97.17 (+5.0%)
- Medicare Recert Rate: 35.5%

1Q'21 — Hospice

Same Store Volume [3]:
- Admissions: +5%
- ADC: -4%

Other Statistics:
- Revenue per Day: $159.76 (+3.4%)
- Cost per day: $81.85 (-2.1%)

1Q'21 — Personal Care

Growth Metrics [5]:
- Billable hours/quarter: -19%
- Clients served: -17%

1Q'21 — Adjusted Financial Results(1)

$ in Millions, except EPS	1Q20	1Q21	% Change
Home Health	303.6	328.6	8.2%
Hospice	169.4	191.5	13.0%
Personal Care	18.7	17.0	-9.1%
Total Revenue	**$ 491.7**	**$ 537.1**	**9.2%**
Gross Margin %	*42.1%*	*46.2%*	
Adjusted EBITDA	**53.3**	**78.6**	**47.5%**
	10.8%	*14.6%*	
Adjusted EPS	**$1.05**	**$1.54**	**46.7%**
Free cash flow [4]	**$3.2**	**$49.7**	**1453.1%**

1. *The financial results for the three-month periods ended March 31, 2020 and March 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions, start-ups and denovos.*
6. *Medicare sequestration suspended 5/1/20.*

4

Our Revenue Sources: 1Q'21

Amedisys Consolidated Revenue



3.2%
35.6%
61.2%
Home Health
Hospice
Personal Care

Home Health Revenue



20.7%
11.9%
67.4%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue



5.2%
94.8%
Medicare FFS
Private

- **Home Health**: 320 care centers; 33 states & DC
- **Hospice**: 180 care centers; 35 states
- **Personal Care**: 14 care centers; 3 states
- **Total AMED: 514 care centers; 39 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care, generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled **~97% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

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Home Health and Hospice Segment (Adjusted) – 1Q 2021[1]

Home Health total volume growth +6%; Hospice Admit Growth +5%

HOME HEALTH		
$ in Millions	**1Q20**	**1Q21**
Medicare	203.9	221.4
Non-Medicare	99.7	107.2
Home Health Revenue	**$303.6**	**$328.6**
Gross Margin %	*41.1%*	*45.8%*
Pre-Corporate EBITDA [2]	**$48.9**	**$70.6**
	16.1%	*21.5%*

Operating Statistics		
Same Store Growth (3)(4)		
Total Volume	1%	6%
Total Admissions	3%	5%
Medicare Revenue per Episode (5)	$2,734	$2,931
Medicare Recert Rate	33.1%	35.5%
Total Cost per visit	$92.53	$97.17

HOSPICE		
$ in Millions	**1Q20**	**1Q21**
Medicare	160.5	181.5
Non-Medicare	9.0	10.0
Hospice Revenue	**$169.4**	**$191.5**
Gross Margin %	*45.9%*	*48.8%*
Pre-Corporate EBITDA [2]	**$39.0**	**$47.1**
	23.0%	*24.6%*

Operating Statistics		
Admit growth - same store (4)	1%	5%
ADC growth - same store (4)	4%	-4%
ADC	12,046	13,321
Avg. discharge length of stay	98	94
Revenue per day (net)	$154.55	$159.76
Cost per day	$83.64	$81.85

Home Health Highlights

- Revenue per Episode up 7.2% (sequestration suspension and 2021 rate increase +1.9%)
- Y/Y CPV up $4.64 (+5.0%, primarily due to an increase in contractor utilization)
- Visits per Episode decreased 1.9 (~$10M)

Hospice Highlights

- Same store admit growth +5%
- Net revenue per day +3.4% (sequestration suspension benefit $3M, excluding acquisitions); +2.4% Hospice rate update effective 10/1/2020
- Q1'21 Acquisition Contribution:
  - Revenue: $24.7M
  - Segment EBITDA: $3.6M ($2.5M net of corporate)

1. *The financial results for the three-month periods ended March 31, 2020 and March 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period.*
4. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode reflects the transition to PDGM effective Jan. 1, 2020 and the suspension of sequestration effective May 1, 2020.*

6

General & Administrative Expenses – Adjusted (1,2)

Impacted by COVID-19, acquisitions and investments to drive volume growth

$ in Millions	1Q20	2Q20	3Q20	4Q20	1Q21
Home Health Segment - Total	75.8	71.3	78.6	80.5	80.0
% of HH Revenue	*25.0%*	*24.6%*	*24.1%*	*24.4%*	*24.3%*
Hospice Segment - Total	38.7	40.4	47.8	47.9	46.3
% of HSP Revenue	*22.9%*	*22.8%*	*23.9%*	*23.5%*	*24.2%*
Personal Care Segment - Total	3.3	3.1	3.0	3.0	3.1
% of PC Revenue	*17.5%*	*17.5%*	*16.4%*	*17.2%*	*18.2%*
Total Corporate Expenses	36.6	36.6	46.2	42.8	41.4
% of Total Revenue	*7.5%*	*7.5%*	*8.5%*	*7.8%*	*7.7%*
Total	154.4	151.4	175.7	174.2	170.8
% of Total Revenue	*31.4%*	*31.2%*	*32.3%*	*31.6%*	*31.8%*

	1Q20	2Q20	3Q20	4Q20	1Q21
Salary and Benefits	20.0	21.0	26.2	25.0	23.4
Other	12.4	11.0	15.2	13.2	12.7
Corp. G&A Subtotal	32.4	32.0	41.5	38.2	36.1
Non-cash comp	4.2	4.6	4.7	4.6	5.3
Adjusted Corporate G&A	36.6	36.6	46.2	42.8	41.4

Total G&A as a Percent of Revenue



34.0%
32.0%
30.0%
28.0%
31.4%
31.2%
32.3%
31.6%
31.8%
1Q20
2Q20
3Q20
4Q20
1Q21
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A as a percentage of revenue increased 40 basis points ($16 million)**
  - Year over year G&A increase due to the AseraCare acquisition (~$8M = Hospice segment ~$7M; Corporate segment ~$1M), raises, higher health insurance costs, increases in corporate bonuses and non-cash comp, the addition of business development resources and care center administrative staff, investments related to PDGM and higher IT fees, partially offset by lower travel and training spend
- **Total G&A as a percentage of revenue increased 20 bps sequentially**

1. *The financial results for the three-month periods ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Adjusted G&A expenses do not include depreciation and amortization.*

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7

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

YOY Total CPV impacted by planned wage increases, higher contractor utilization, higher health insurance costs and lower visit volumes

Components	1Q'20	4Q'20	1Q'21	YoY Variance	Detail	Initiatives
Salaries	$64.42	$66.09	$64.54	$0.12	YoY increase due to planned wage increases and inclement weather pay, partially offset by optimization of discipline mix. Sequential decrease due to one less holiday and lower fixed new hire pay due to the timing of hires partially offset by inclement weather pay.	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$2.47	$5.08	$5.37	$2.90	YoY and Sequential increase driven by additional staffing needs due to COVID-19, turnover and growth	Focused efforts on filling positions with full-time clinicians
Benefits	$9.98	$12.98	$10.95	$0.97	YoY and Sequential variances primarily due to health insurance	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.69	$7.16	$6.81	$0.12	Sequential decrease driven by lower milage costs and higher supply rebates	
***Visiting Clinician CPV**	**$83.56**	**$91.31**	**$87.67**	**$4.11**		
Clinical Managers	$8.97	$9.38	$9.50	$0.53	Fixed cost associated with non-visiting clinicians. YoY increase driven by lower visit volumes and planned wage increases.	Unit cost reduced as volume increases
Total CPV	$92.53	$100.69	$97.17	$4.64		

**Note: Direct comparison with industry competitors CPV calculation*


Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$83.56
$91.31
$87.67
1Q20
4Q20
1Q21
Salaries
Contractors
Benefits
Transportation

amedisys

8

Driving Top Line Growth Home Health total volume growth remains strong. Hospice admissions down from Q4-2020 levels; ADC lagging due to lower admissions, an increase in our discharge rate and delays in timing of patients coming onto service. Personal Care billable hours impacted by COVID-19 Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Quality of Patient Care 4.28 4.27 4.26 4.33 Entities at 4+ Stars 88% 86% 86% 92% Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 Release Patient Satisfaction Star 3.97 3.71 3.79 4.28 Performance Over Industry +6% +6% +6% +7% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Oct 2020 HHC preview with 92% of our providers (representing 95% of care centers) at 4+ Stars and 61% of our providers (representing 65% of care centers) at 4.5+ Stars 26 Amedisys providers (representing 44 care centers) rated at 5 Stars in the Oct 2020 HHC preview. CMS will hold the Oct 2020 HHC data constant (i.e., freeze the data) until the Jan 2022 HHC release.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality Hospice Compare HIS and CAHPS reporting currently “frozen” and will resume reporting in Feb 2022

Debt and Liquidity Metrics ~Net leverage ~0.7x Net debt defined as total debt outstanding ($244.2M) less cash ($22.3M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($298.8M). Liquidity defined as the sum of cash balance and available revolving line of credit. Cash per 3/31/21 10-Q less Provider relief fund advance (~$55M).

Cash Flow Statement Highlights [1]

Q2'20, Q3'20 and Q4'20 include benefit of payroll tax deferral (COVID-19 relief) of approximately $20M, $18M and $17M respectively. Q4'20 also includes ~$15M in additional tax payments related to treatment of CARES Act funds. Total payroll tax deferral of ~$55.4M due back as ~$27.7M in December 2021 and ~$27.7M in December 2022. Q1'21 impacted by no pay RAP effective January 1, 2021 resulting in a ~4 day increase in DSO. Q1'21 also benefited from a deferral of income tax payments due to February weather (~$10M)

$ in Millions	1Q20	2Q20	3Q20	4Q20	1Q21
GAAP Net Income	32.0	35.1	72.4	45.6	50.3
Changes in working capital	**(47.5)**	**71.3**	**(24.8)**	**34.5**	**(18.3)**
Depreciation and amortization	5.3	6.3	8.3	8.8	7.6
Non-cash compensation, includes 401(k) match expense	9.2	6.7	7.1	7.0	7.3
Deferred income taxes	1.2	(5.3)	1.3	(23.8)	7.4
Other	5.8	19.8	18.8	(6.2)	(0.3)
Cash flow from operations	**6.0**	**133.9**	**83.1**	**65.9**	**54.0**
Capital expenditures - routine	(1.2)	(0.3)	(1.2)	(2.4)	(1.6)
Required debt repayments	(1.6)	(3.1)	(2.7)	(2.9)	(2.7)
Free cash flow	**3.2**	**130.5**	**79.2**	**60.6**	**49.7**
Capital Deployment					
Acquisitions	(69.3)	(230.4)	-	0.8	-
Share Repurchases	-	-	-	-	(72.9)
Total	**(69.3)**	**(230.4)**	**-**	**0.8**	**(72.9)**

amedisys

1. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*

13

Income Statement Adjustments (1) The financial results for the three-month periods ended March 31, 2020, June 30, 2020, September 30, 2020, December 31, 2020 and March 31, 2021 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.

2021 Guidance

Amedisys 2021 Updated Guidance Note: Adjusted numbers are ex-CARES Act funds Updated Revenue, EBITDA and EPS guidance ranges for FY 2021 to reflect the extension of the suspension of sequestration through December 31, 2021 2021 Original Guidance 2021 Updated Guidance Revenue Adjusted EBITDA Adjusted Earnings per Share $342M - $352M $2,302M – 2,342M $6.85 - $7.07 $315M - $325M $2,275M – 2,315M $6.25 - $6.47

2021 Guidance Considerations

First half performance to be impacted by Hospice ADC challenges, assumes recovery and growth as detailed on slide 18

Amedisys Consolidated

- **Tax rate ~26%**
- **Cash tax rate ~15%**
- Diluted share count **~33.4 million shares**
- Capital Expenditures **~$6-$8 million**
- Salary increase **~2% - 3%**
- Benefits increase **~14%** *(9% growth / headcount, 5% pricing / claims costs)*
- Overall **~$10 million** investment in business development resources
- **Excludes future acquisitions, related integration costs and potential share repurchase**

Home Health

- **Total same store admission growth: ~9%**
- Continued investment in business development staffing to support growth **~$4 million**
- Continued focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- +1.9% rate increase
  - **$12M rate net of sequestration**

Hospice

- **Total same store admission growth: ~18%**
- Addition of business development resources to support ADC growth ~ **$6 million**
- All closed acquisitions to contribute incremental **~$25M EBITDA**
- +2.4% rate increase
  - **$8M rate net of sequestration**

Personal Care

- **Total billable hours growth: ~10%**

2021 Investments

- **Total Investments in business of ~$15M**
  - Innovations & Projects ($10M) – spend related to PDGM, business development initiatives, innovations projects (SNF @ Home, telehealth and palliative care), IT security and automation
  - De Novos ($5M) – Expansion of de novo program

17

2021 Hospice ADC Projection On track at the end of Q1’21 due to improvement in length of stay ADC impact developed in late Q4 AseraCare Acquisition